EXHIBIT 1
         to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  June 27, 2002

GENERAL ATLANTIC PARTNERS, LLC          GENERAL ATLANTIC PARTNERS 47, L.P.

                                        By: General Atlantic Partners, LLC,
By: /s/ Thomas J. Murphy                    Its General Partner
    -------------------------
Name:  Thomas J. Murphy
Title: Attorney-In-Fact                 By:  /s/ Thomas J. Murphy
                                             ------------------------
                                             Name:   Thomas J. Murphy
                                             Title:  Attorney-In-Fact


GENERAL ATLANTIC PARTNERS 28, L.P.      GENERAL ATLANTIC PARTNERS 48, L.P.

By:  General Atlantic Partners, LLC,    By: General Atlantic Partners, LLC,
     Its general partner                    Its general partner

By: /s/ Thomas J. Murphy                By: /s/ Thomas J. Murphy
    -------------------------               -------------------------
Name:  Thomas J. Murphy                     Name:    Thomas J. Murphy
Title: Attorney-In-Fact                     Title:   Attorney-In-Fact


GENERAL ATLANTIC PARTNERS 38, L.P.      GENERAL ATLANTIC PARTNERS 74, L.P.

By: General Atlantic Partners, LLC,     By: General Atlantic Partners, LLC,
Its general partner                         Its general partner

By: /s/ Thomas J. Murphy                By: /s/ Thomas J. Murphy
    -------------------------               -------------------------
Name:  Thomas J. Murphy                     Name:    Thomas J. Murphy
Title: Attorney-In-Fact                     Title:   Attorney-In-Fact


GAP COINVESTMENT PARTNERS, L.P.         GAP COINVESTMENT PARTNERS II, L.P.

By: /s/ Thomas J. Murphy                By: /s/ Thomas J. Murphy
    -------------------------               -------------------------
Name:  Thomas J. Murphy                     Name:    Thomas J. Murphy
Title: Attorney-In-Fact                     Title:   Attorney-In-Fact


GAPSTAR, LLC

By: General Atlantic Partners, LLC, Its managing member

By: /s/ Thomas J. Murphy
    -------------------------
Name:  Thomas J. Murphy
Title: Attorney-In-Fact


GAPCO GMBH & CO. KG

By:  GAP Management GmbH, Its general partner

By: /s/ Thomas J. Murphy
    -------------------------
Name:  Thomas J. Murphy
Title: Procuration Officer


GAPCO MANAGEMENT GMBH

By: /s/ Thomas J. Murphy
    -------------------------
Name:  Thomas J. Murphy
Title: Procuration Officer